UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 7, 2022

NortonLifeLock Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware (State or other Jurisdiction of Incorporation)	000-17781 (Commission File Number)	77-0181864 (IRS Employer Identification No.)

60 E. Rio Salado Parkway, Suite 1000

Tempe,  AZ  85281

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (650) 527-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	NLOK	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

On September 7, 2022, NortonLifeLock Inc. (the “Company”) announced that it intends to offer and sell $1,200,000,000 aggregate principal amount of Senior Notes (the “Notes”) in one or more series in a private offering (the “Offering”) that is exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”). The Company is providing certain information with respect to Avast plc (“Avast”) and the Company’s previously announced proposed acquisition of Avast (the “Merger”).

The Notes are being offered only to persons reasonably believed to be “qualified institutional buyers,” as defined in and in accordance with Rule 144A under the Securities Act, and to non-U.S. persons outside of the United States pursuant to Regulation S under the Securities Act. Accordingly, the Notes and the related guarantees will not be registered under the Securities Act or the securities laws of any other jurisdiction and the Notes and the related guarantees may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and applicable state laws.

This Current Report is neither an offer to sell nor a solicitation of an offer to buy the Notes or any other securities and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offer, solicitation or sale would be unlawful.

In connection with the Offering, the Company distributed certain information to potential investors that are included in this Current Report on Form 8-K: (i) Management’s Discussion and Analysis of Financial Condition and Results of Operations of Avast (Exhibit 99.1) and (ii) a lender presentation (Exhibit 99.2).

The information included in this Current Report on Form 8-K under this Item 7.01 (including Exhibits 99.1 and 99.2 hereto), is being furnished to the U.S. Securities and Exchange Commission (the “SEC”) and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any filing made by the Company under the Securities Act or the Exchange Act, except as shall be expressly set forth by a specific reference in such filing.

Item 8.01. Other Events.

Included in this Current Report on Form 8-K are (i) risk factors relating to the business of Avast (Exhibit 99.3), (ii) unaudited pro forma condensed combined financial information of the Company giving effect to the acquisition of Avast (the “pro forma financial information”), which includes the unaudited pro forma condensed combined statement of financial position as of July 1, 2022 and the unaudited pro forma condensed combined statement of comprehensive income for the year ended April 1, 2022 and the three months ended July 1, 2022, and the notes related thereto (Exhibit 99.4), (iii) the audited consolidated financial statements of Avast as of and for each of the years ended December 31, 2021 and 2020 and notes related thereto and the related reports of Ernst & Young LLP, Avast’s independent auditors (Exhibit 99.5) and (iv) the unaudited condensed consolidated financial statements of Avast as of and for each of the six months ended June 30, 2022 and 2021 and notes related thereto (Exhibit 99.6).

Also included in this Current Report on Form 8-K is the consent of Ernst & Young LLP consenting to the incorporation by reference in certain of the Company’s Registration Statements of its report included in Exhibit 99.5 (Exhibit 23.1).

The pro forma financial information included in Exhibit 99.4 is for informational purposes only and does not purport to indicate the results that actually would have been obtained had the combination of the Company and Avast been completed on the assumed dates or for the periods presented, or which may be realized in the future.

Forward-Looking Statements

This Current Report on Form 8-K contains certain forward-looking statements. These forward-looking statements can be identified by the fact that they do not relate only to historical or current facts. Forward-looking statements often use words such as “anticipate”, “target”, “expect”, “estimate”, “intend”, “plan”, “goal”, “believe”, “aim”, “will”, “may”, “would”, “could” or “should” or other words of similar meaning or the negative thereof, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements include statements relating to the following: (i) the proposed Offering and the use of proceeds therefrom, (ii) future capital expenditures, expenses, revenues, economic performance, financial conditions, dividend policy, losses and future prospects of the Company and Avast (the “Combined Company”); (iii) business and management strategies and the expansion and growth of the operations of the Combined Company; (iv) the effects of government regulation on the business of the Combined Company and (v) the time frame and the expected benefits of the Merger to the Company, Avast and their respective customers, stockholders and investors, including expected growth, earnings accretion and cost savings. There are many factors which could cause actual results to differ materially from those expressed or implied in forward-looking statements. Such factors include, but are not limited to, the possibility that the Merger will not be completed on a timely basis (including the timelines set forth in any announcement) or at all, whether due to the failure to satisfy the conditions of the Merger (including approvals or clearances from regulatory and other agencies and bodies) or otherwise, the impact of requirements, if any, of any regulatory authorities in connection with obtaining governmental clearances for the Merger, general business and economic conditions globally, industry trends, competition, changes in government and other regulation, changes in political and economic stability, disruptions in business operations due to reorganization activities, interest rate and currency fluctuations, the inability of the Combined Company to realize successfully any anticipated synergy benefits when (and if) the Merger is implemented, the inability of the Combined Company to integrate successfully the Company’s and Avast’s operations when (and if) the Merger is implemented, fluctuations and volatility in the Company’s stock price, the ability of the Company to successfully execute strategic plans, the ability of the Company to maintain customer and partner relationships, the timing and market acceptance of new product releases and upgrades, matters arising out of the ongoing SEC investigation and the Combined Company incurring and/or experiencing unanticipated costs and/or delays or difficulties relating to the Merger when (and if) it is implemented. Additional information concerning these and other risk factors is contained in the Risk Factors sections of the Company’s most recent reports on Form 10-K and Form 10-Q, the contents of which are not incorporated by reference into, nor do they form part of, this Current Report on Form 8-K.

These forward-looking statements are based on numerous assumptions regarding the present and future business strategies of such persons and the environment in which each will operate in the future. By their nature, these forward-looking statements involve known and unknown risks, as well as uncertainties because they relate to events and depend on circumstances that will occur in the future. The factors described in the context of such forward-looking statements in this Current Report on Form 8-K may cause the actual results, performance or achievements of any such person, or industry results and developments, to be materially different from any results, performance or achievements expressed or implied by such forward-looking statements. No assurance can be given that such expectations will prove to have been correct and persons reading this Current Report on Form 8-K are therefore cautioned not to place undue reliance on these forward-looking statements which speak only as at the date of this Current Report on Form 8-K. All subsequent oral or written forward-looking statements attributable to the Company, Avast or any persons acting on their behalf are expressly qualified in their entirety by the cautionary statement above. The Company does not assume any obligation to update the forward-looking statements, whether as a result of new information, future events or otherwise, except to the extent required by applicable law, regulation or stock exchange rules.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

Avast’s audited consolidated financial statements as of and for each of the years ended December 31, 2021 and 2020 and notes related thereto and the related reports of Ernst & Young LLP, Avast’s independent auditors, are incorporated by reference as Exhibit 99.5.

Avast’s unaudited condensed consolidated financial statements as of and for each of the six months ended June 30, 2022 and 2021 and notes related thereto are incorporated by reference as Exhibit 99.6.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed combined financial information of the Company giving effect to the acquisition of Avast, which includes the unaudited pro forma condensed combined statement of financial position as of July 1, 2022 and the unaudited pro forma condensed combined statement of comprehensive income for the year ended April 1, 2022 and the three months ended July 1, 2022, and the notes related thereto are incorporated by reference as Exhibit 99.4.

(d) Exhibits

Exhibit Number	Exhibit Title or Description
23.1	Consent of Ernst & Young LLP, Avast plc’s independent auditors.
99.1	Management’s Discussion and Analysis of Financial Condition and Results of Operations of Avast.
99.2	Investor presentation, dated September 7, 2022.
99.3	Risks Related to the Avast plc Business.
99.4	Unaudited pro forma condensed combined financial information of NortonLifeLock Inc. giving effect to the acquisition of Avast plc, which includes the unaudited pro forma condensed combined statement of financial position as of July 1, 2022 and the unaudited pro forma condensed combined statement of comprehensive income for the year ended April 1, 2022 and the three months ended July 1, 2022, and the notes related thereto.
99.5	The historical audited consolidated financial statements and financial statement schedule of Avast plc as of and for each of the years ended December 31, 2021 and 2020, the notes related thereto and the related reports of Ernst & Young LLP, Avast plc’s independent auditors.
99.6	The historical unaudited condensed consolidated financial statements and financial statement schedule of Avast plc as of and for each of the six months ended June 30, 2022 and 2021, and the notes related thereto.
104	The cover page of this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NortonLifeLock Inc.

Date: September 7, 2022	By:	/s/ Bryan Ko
Bryan Ko Chief Legal Officer and Corporate Secretary

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